SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  August 20, 1998
(Date of earliest event reported)

Commission File No. 333-45021



                      Norwest Asset Securities Corporation
--------------------------------------------------------------------------------

        Delaware                                        52-1972128
--------------------------------------------------------------------------------
(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                             21703
--------------------------------------------------------------------------------
Address of principal executive offices                        (Zip Code)



                                 (301) 846-8881
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code



--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

ITEM 5. Other Events

     Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Merrill Lynch, Pierce, Fenner & Smith Incorporated, which are hereby filed pursuant to such letter.

ITEM 7.    Financial Statements and Exhibits

                    (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                        Description
-----------                                        -----------
         (99) Computational Materials prepared by Merrill Lynch, Pierce, Fenner & Smith Incorporated in connection with Norwest Asset Securities
                                   Corporation,       Mortgage      Pass-Through
                                   Certificates, Series 1998-21

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NORWEST ASSET SECURITIES CORPORATION


August 20, 1998

                                      By:  /s/ B. David Bialzak
                                           --------------------
                                           B. David Bialzak
                                           Vice President

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.                         Description                  Electronic (E)
-----------                         -----------                  --------------
   (99)            Computational  Materials  prepared by Merrill        P
                   Lynch, Pierce, Fenner & Smith Incorporated in
                   connection  with  Norwest  Asset   Securities
                   Corporation,       Mortgage      Pass-Through
                   Certificates, Series 1998-21